Exhibit 99.2

Supplemental Operating and Financial Data Fourth Quarter 2011

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest tenants with annualized rent and remaining term	20
Key Financial Data		20 Largest Tenants, Industry Profile	21
Financial Highlights	6	Lease Expirations by Square Feet	22
Management’s Key Operating Measures	7	Lease Expirations with annualized rent per square foot	23
Income Statements	8	Percentage of Leased Space by Property	24
EPS, FFO, GOS and FFO+GOS	9
Balance Sheets	10	Transactional Drivers
Cash Flow Statements	11	Capital Recycling	25
Segment Information	12	Investment Banking Performance	26
Property Net Operating Income (NOI): Cash and GAAP Basis	13
Capital Analysis	14	FFO and FFO+GOS Reconciliations	27
		FFO and FFO+GOS Definitions	28
Portfolio Overview		FAD Reconciliation and Definition	29
Property by Form of FSP Participation	15	EBITDA Reconciliation and Definition	30
Regional Analysis and Map	16	NOI Reconciliation and Definition	31
Owned Property List	17
Properties with annualized rent per square foot	18
Capital Expenditures	19

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

December 31, 2011	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of December 31, 2011, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 16 Sponsored REITs and held seven promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Strategy

FSP’s investment strategy is to make direct investments in real estate assets. Our primary type of real estate asset is suburban office properties. The Company believes that real estate, in general, and suburban office real estate, in particular, is a cyclical asset class, and FSP tries to minimize the risk of investing in that cyclical asset class by maintaining a low to moderate level of debt at the corporate level and historically has not had secured debt at the property level. FSP believes that matching a low to moderate leverage ratio with investments in the cyclical suburban office asset class will allow it to take advantage of disposition opportunities during peaks in the cycles and protect its investments from foreclosure or refinancing risk during the lows of the cycles. In addition to maintaining modest leverage, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential through geographical diversification by owning a portfolio of properties in varied markets that have sound long-term economic growth potential.

Snapshot
(as of December 31, 2011)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	36
Total Square Feet	7.1 Million
Common Shares Outstanding	82,937,405
Quarterly Dividend	$0.19
Dividend Yield	7.64%
Total Market Capitalization	$1.3 Billion
Insider Holdings	11.9%

December 31, 2011	3

Company Overview

FSP selects acquisitions based on market and/or property specific criteria, and actively manages the properties to maximize current income and long term appreciation in value. Attempting to invest more heavily in property near the perceived bottom of market cycles and likewise disposing of properties near the perceived top of the market cycles is a natural consequence of our flexible lower leverage model. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends

Structure of the Company

FSP has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director, Member, Audit Committee and	Executive Vice President, General
Chairman of the Board	Member, Compensation Committee	Counsel and Assistant Secretary

Barbara J. Fournier	Georgia Murray	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Director, Chair, Compensation Committee and	Executive Vice President and
Treasurer, Secretary and Director	Member, Audit Committee	Chief Investment Officer

Janet Notopoulos	Barry Silverstein	John G. Demeritt
Executive Vice President and Director	Director, Member, Audit Committee and	Executive Vice President and
	Member, Compensation Committee	Chief Financial Officer
John N. Burke
Director, Chair, Audit Committee and
Member, Compensation Committee

December 31, 2011	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquiries should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
High Price	$ 13.08	$ 13.91	$ 14.25	$ 15.63	$ 14.42	$ 12.86	$ 15.70	$ 15.01
Low Price	$ 9.90	$ 10.49	$ 12.00	$ 13.52	$ 12.20	$ 10.99	$ 11.04	$ 11.64
Closing Price, at the end of the quarter	$ 9.95	$ 11.31	$ 12.91	$ 14.07	$ 14.25	$ 12.42	$ 11.81	$ 14.43
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	7.64%	6.72%	5.89%	5.40%	5.33%	6.12%	6.44%	5.27%
Common shares outstanding (millions)	82.94	82.94	81.44	81.44	81.44	79.84	79.68	79.68

Timing

Quarterly and Annual results are expected to be announced during the week ending on these dates:

First Quarter:	4-May-12	Third Quarter:	2-Nov-12
Second Quarter:	3-Aug-12	Fourth Quarter:	1-Mar-13

December 31, 2011	5

Financial Highlights (in thousands, except per share data)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10
Income Items:
Revenue:
Rental	$31,100	$33,605	$33,672	$37,014	$135,391	$28,588	$27,046	$29,222	$29,782	$114,638
Related party revenue	808	1,150	1,037	1,051	4,046	533	559	629	719	2,440
Other	6	7	7	29	49	8	6	20	54	88
Total revenue	31,914	34,762	34,716	38,094	139,486	29,129	27,611	29,871	30,555	117,166

Total expenses	28,288	31,201	31,772	33,685	124,946	24,448	23,408	26,231	27,428	101,515

Income before interest income, equity in earnings in non-consolidated REITs and taxes	3,626	3,561	2,944	4,409	14,540	4,681	4,203	3,640	3,127	15,651
Interest income	11	5	3	3	22	8	9	4	4	25
Equity in earnings in non-consolidated REITs	968	1,166	573	978	3,685	253	380	405	228	1,266

Income before taxes	4,605	4,732	3,520	5,390	18,247	4,942	4,592	4,049	3,359	16,942
Income tax expense (benefit)	50	68	67	82	267	57	57	48	55	217

Income from continuing operations	4,555	4,664	3,453	5,308	17,980	4,885	4,535	4,001	3,304	16,725
Income from discontinued operations	619	3,371	(139)	(246)	3,605	677	1,418	758	2,515	5,368
Gain on sale of assets	19,593	2,346	—	—	21,939	—	—	—	—	—

Net income	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,953	$4,759	$5,819	$22,093

FFO+GOS*:
FFO	$16,250	$20,140	$16,362	$18,457	$71,209	$16,650	$16,702	$16,052	$17,519	$66,923
GOS	19,593	2,346	—	—	21,939	—	—	—	—	—
FFO+GOS	$35,843	$22,486	$16,362	$18,457	$93,148	$16,650	$16,702	$16,052	$17,519	$66,923

Per Share Data:
EPS	$0.30	$0.13	$0.04	$0.06	$0.53	$0.07	$0.07	$0.06	$0.07	$0.28
FFO	0.20	0.25	0.20	0.22	0.87	0.21	0.21	0.20	0.22	0.84
GOS	0.24	0.03	—	—	0.27	—	—	—	—	—
FFO+GOS	0.44	0.28	0.20	0.22	1.14	0.21	0.21	0.20	0.22	0.84

Weighted Average Shares (diluted)	81,437	81,437	81,600	82,937	81,857	79,681	79,681	79,751	80,187	79,826

Balance Sheet Items:
Real estate, net	$979,560	$976,131	$997,258	$1,006,221	$867,608	$778,409	$798,058	$796,289	$862,698	$862,698
Other assets, net	387,342	327,633	348,526	402,440	402,440	372,139	387,141	391,270	376,037	376,037
Total assets, net	1,366,902	1,303,764	1,345,784	1,408,661	1,238,735	1,150,548	1,185,199	1,187,559	1,238,735	1,238,735
Total liabilities, net	435,801	377,374	413,784	487,294	487,294	222,771	266,347	277,272	317,177	317,177
Shareholders' equity	931,101	926,390	932,000	921,367	921,367	927,777	918,852	910,287	921,558	921,558

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

December 31, 2011	6

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
2006
2007
2008
2009
2010
2011
Fee income from real estate banking
Gain on sale of properties
Rental income from properties

Shareholder Equity per Share
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
2006
2007
2008
2009
2010
2011

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 28 for definitions of FFO and FFO+GOS

December 31, 2011	7

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10

Revenue:
Rental	$31,099	$33,606	$33,672	$37,014	$135,391	$28,588	$27,046	$29,222	$29,782	$114,638
Related party revenue:
Management fees and interest income from loans	808	1,150	1,037	1,051	4,046	533	559	629	719	2,440
Other	6	7	7	29	49	8	6	20	54	88
Total revenue	31,913	34,763	34,716	38,094	139,486	29,129	27,611	29,871	30,555	117,166

Expenses:
Real estate operating expenses	8,730	8,765	9,328	9,862	36,685	7,949	7,335	8,714	9,602	33,600
Real estate taxes and insurance	4,759	5,228	5,020	5,426	20,433	4,973	4,038	4,636	4,430	18,077
Depreciation and amortization	10,745	12,029	12,351	13,124	48,249	8,427	8,446	9,589	9,694	36,156
Selling, general and administrative	1,645	1,602	1,654	2,012	6,913	1,447	1,854	1,400	1,698	6,399
Interest	2,408	3,578	3,419	3,261	12,666	1,652	1,735	1,892	2,004	7,283
Total expenses	28,287	31,202	31,772	33,685	124,946	24,448	23,408	26,231	27,428	101,515

Income before interest income, equity in earnings of non-consolidated REITs and taxes	3,626	3,561	2,944	4,409	14,540	4,681	4,203	3,640	3,127	15,651
Interest income	11	5	3	3	22	8	9	4	4	25
Equity in earnings of non-consolidated REITs	968	1,166	573	978	3,685	253	380	405	228	1,266

Income before taxes on income	4,605	4,732	3,520	5,390	18,247	4,942	4,592	4,049	3,359	16,942
Income tax expense (benefit)	50	68	67	82	267	57	57	48	55	217

Income from continuing operations	4,555	4,664	3,453	5,308	17,980	4,885	4,535	4,001	3,304	16,725
Income from discontinued operations	619	3,371	(139)	(246)	3,605	677	1,418	758	2,515	5,368
Gain on sale of assets	19,593	2,346	—	—	21,939	—	—	—	—	—

Net income	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,953	$4,759	$5,819	$22,093

Weighted average number of shares outstanding, basic and diluted	81,437	81,437	81,600	82,937	81,857	79,681	79,681	79,751	80,187	79,826

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.06	$0.06	$0.04	$0.06	$0.22	$0.06	$0.06	$0.05	$0.04	$0.21
Discontinued operations	0.01	—	(0.00)	(0.00)	0.04	0.01	0.02	0.01	0.03	0.07
Gains on sales of assets	0.24	0.03	—	—	0.27	—	—	—	—	—
Net income per share, basic and diluted	$0.30	$0.13	$0.04	$0.06	$0.53	$0.07	$0.07	$0.06	$0.07	$0.28

December 31, 2011	8

EPS, FFO, GOS and FFO+GOS*

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 28 for definitions of FFO and FFO+GOS

December 31, 2011	9

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010
Assets:
Real estate assets:
Land	$129,800	$129,800	$134,711	$137,503	$113,092	$121,720	$121,720	$121,720
Buildings and improvements	978,876	982,821	1,006,814	1,020,449	840,963	857,445	861,269	863,317
Fixtures and equipment	600	726	761	856	354	458	458	578
	1,109,276	1,113,347	1,142,286	1,158,808	954,409	979,623	983,447	985,615
Less accumulated depreciation	129,716	137,216	145,028	152,587	103,745	110,033	116,348	122,917
Real estate assets, net	979,560	976,131	997,258	1,006,221	850,664	869,590	867,099	862,698

Acquired real estate leases, net	85,290	81,455	91,585	91,613	30,822	45,871	43,185	40,578
Investment in non-consolidated REITs	88,652	88,654	88,225	87,598	91,787	90,782	89,995	89,327
Assets held for syndication, net	47,630	11,206	4,720	—	2,791	—	—	2,976
Assets held for sale	5,108	—	—	—	76,879	76,234	75,590	74,947
Cash and cash equivalents	49,488	28,881	44,047	23,813	22,815	21,487	20,554	68,213
Restricted cash	440	459	477	493	50	59	55	420
Tenant rent receivables, net	1,688	1,846	1,418	1,460	1,385	900	2,123	1,922
Straight-line rent receivable, net	20,838	23,745	26,067	28,545	13,805	14,463	15,583	18,584
Prepaid expenses	1,400	1,255	2,553	1,223	2,236	2,280	2,511	1,654
Related party mortgage loan receivable	60,116	61,916	61,916	140,516	41,325	46,270	53,756	57,684
Other assets	6,339	6,237	5,219	4,538	1,220	1,620	1,387	1,356
Deferred leasing commissions, net	20,353	21,979	22,299	22,641	15,652	16,494	16,540	18,376
Total assets	$1,366,902	$1,303,764	$1,345,784	$1,408,661	$1,151,431	$1,186,050	$1,188,378	$1,238,735

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$404,000	$345,000	$375,000	449,000	$119,968	$162,968	$167,968	$209,968
Term loan payable	—	—	—	—	75,000	75,000	75,000	74,850
Accounts payable and accrued expenses	20,562	21,431	28,258	26,446	20,467	18,766	25,064	22,435
Accrued compensation	603	1,070	1,383	2,222	274	1,040	1,334	1,803
Tenant security deposits	2,533	2,476	2,453	2,008	1,696	2,004	1,922	1,930
Other liabilities: derivative termination value	828	447	63	—	1,995	1,735	1,416	1,077
Acquired unfavorable real estate leases, net	7,275	6,950	6,627	7,618	4,254	5,685	5,387	5,114
Total liabilities	435,801	377,374	413,784	487,294	223,654	267,198	278,091	317,177

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—	—
Common stock	8	8	8	8	8	8	8	8
Additional paid-in capital	1,025,491	1,025,491	1,042,876	1,042,876	1,003,712	1,003,712	1,005,211	1,025,491
Accumulated other comprehensive loss	(828)	(447)	(63)	—	(1,995)	(1,735)	(1,416)	(1,077)
Accumulated distributions in excess of accumulated earnings	(93,570)	(98,662)	(110,821)	(121,517)	(73,948)	(83,133)	(93,516)	(102,864)
Total stockholders’ equity	931,101	926,390	932,000	921,367	927,777	918,852	910,287	921,558
Total liabilities and stockholders’ equity	$1,366,902	$1,303,764	$1,345,784	$1,408,661	$1,151,431	$1,186,050	$1,188,378	$1,238,735

December 31, 2011	10

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months ended December 31
	2011	2010	2009

Cash flows from operating activities:
Net income	$43,524	$22,093	$27,872
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	(21,939)	—	(424)
Depreciation and amortization expense	50,261	39,627	36,561
Amortization of above market lease	(47)	1,362	3,359
Equity in earnings (losses) from non-consolidated REITs	(3,086)	(1,183)	(2,012)
Distributions from non-consolidated REITs	3,474	1,633	2,283
Increase in bad debt reserve	(365)	980	111
Changes in operating assets and liabilities:
Restricted cash	(73)	(86)	2
Tenant rent receivables	827	(1,120)	(564)
Straight-line rents	(9,878)	(4,249)	(1,879)
Prepaid expenses and other assets	1,611	865	907
Accounts payable and accrued expenses	4,213	(351)	2,760
Accrued compensation	419	387	(238)
Tenant security deposits	78	122	(66)
Payment of deferred leasing commissions	(8,058)	(10,515)	(2,659)

Net cash provided by operating activities	60,961	49,565	66,013

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(236,250)	(54,344)	(132,323)
Investment in non-consolidated REITs	(10)	(11)	(13,218)
Distributions in excess of earnings from non-consolidated REITs	1,582	3,537	3,345
Investment in related party mortgage loan receivable	(82,832)	(21,149)	(35,410)
Changes in deposits on real estate assets	200	(200)	—
Investment in assets held for syndication, net	2,230	1,319	8,159
Proceeds received on sales of real estate assets	96,790	—	672

Net cash used in investing activities	(218,290)	(70,848)	(168,775)

Cash flows from financing activities:
Distributions to stockholders	(62,177)	(60,586)	(55,313)
Proceeds (costs) from equity offering, net	17,295	21,868	114,695
Borrowings under New Revolver, net	449,000	—	—
Borrowings (repayments) under Revolver	(209,968)	100,960	41,540
Borrowing (repayment) of term loan payable, net	(74,850)	(150)	—
Deferred Financing Costs	(5,388)	—	—
Swap termination payment	(983)	—	—

Net cash provided by (used in) financing activities	112,929	62,092	100,922

Net decreases in cash and cash equivalents	(44,400)	40,809	(1,840)

Cash and cash equivalents, beginning of period	68,213	27,404	29,244

Cash and cash equivalents, end of period	$23,813	$68,213	$27,404

December 31, 2011	11

Segment Information* ($ in thousands except per share amounts)

	Year Ended December 31, 2011			Year Ended December 31, 2010			Year Ended December 31, 2009
	Real	Investment		Real	Investment		Real	Investment
	Estate	Banking (a)	Total	Estate	Banking (a)	Total	Estate	Banking (a)	Total
Revenue:
Rental Income	$135,391	$—	$135,391	$114,638	$—	$114,638	$119,341	$—	$119,341
Syndication Fees	—	4,670	4,670	—	2,544	2,544	—	2,428	2,428
Transaction Fees	—	4,454	4,454	—	2,727	2,727	—	2,080	2,080
Management Fees & Interest Income	4,046	—	4,046	2,439	—	2,439	1,740	—	1,740
Other Income	49	42	91	89	—	89	61	—	61

Total Revenue	139,486	9,166	148,652	117,166	5,271	122,437	121,142	4,508	125,650

Expenses
Rental Operating Expenses	36,685	—	36,685	33,600	—	33,600	30,807	—	30,807
Real Estate Taxes and Insurance	20,433	—	20,433	18,077	—	18,077	18,892	—	18,892
Depreciation and Amortization	48,249	166	48,415	36,156	173	36,329	35,303	123	35,426
Selling, general and administrative	7,291	3,052	10,343	6,399	2,887	9,286	4,452	4,062	8,514
Commissions and Broker Expenses	—	2,535	2,535	—	1,477	1,477	—	1,801	1,801
Interest & Commitment Fees	12,666	—	12,666	7,283	—	7,283	6,570	—	6,570
Total Expenses	125,324	5,753	131,077	101,515	4,537	106,052	96,024	5,986	102,010

Income before Equity, Interest and Taxes	14,162	3,413	17,575	15,651	734	16,385	25,118	(1,478)	23,640
Interest Income	22	14	36	24	1	25	92	4	96
Equity Income SARs	3,685	—	3,685	1,266	—	1,266	1,994	—	1,994
Income before Taxes	17,869	3,427	21,296	16,941	735	17,676	27,204	(1,474)	25,730
Income Taxes	267	—	267	217	—	217	248	(827)	(579)
Income from continuing operations	17,602	3,427	21,029	16,724	735	17,459	26,956	(647)	26,309
Income from discontinued operations	556	—	556	4,634	—	4,634	1,139	—	1,139
Gain on sale of assets	21,939	—	21,939	—	—	—	424	—	424
Net Income	$40,097	$3,427	$43,524	$21,358	$735	$22,093	$28,519	$(647)	$27,872

Funds From Operations (FFO)*
Net Income	$40,097	$3,427	$43,524	$21,358	$735	$22,093	$28,519	$(647)	$27,872
Gain on sale of assets, net	(21,939)	—	(21,939)	—	—	—	(424)	—	(424)
Equity in income of SARs	(4,490)	—	(4,490)	(1,190)	—	(1,190)	(2,012)	—	(2,012)
Cash received from SARs	5,056	—	5,056	5,170	—	5,170	5,628	—	5,628
Acquisition costs	620	—	620	125	—	125	643	—	643
Depreciation and amortization	48,273	166	48,439	40,551	173	40,724	39,529	123	39,652
Funds From Operations (FFO)*	67,617	3,593	71,210	66,014	908	66,922	71,883	(524)	71,359

EPS	$0.49	$0.04	$0.53	$0.27	$0.01	$0.28	$0.39	$(0.01)	$0.38
FFO per Share*	$0.83	$0.04	$0.87	$0.83	$0.01	$0.84	$0.99	$(0.01)	$0.98

Weighted Average Shares			81,857			79,826			73,001

(a) Investment Banking was reclassified to Discontinued Operations for GAAP presentation, this presentation is for informational purposes. Discontinued Operations above are for properties sold only.

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

December 31, 2011	12

Property Net Operating Income (NOI): Cash & GAAP Basis (in thousands)

Property NOI Cash*

							Year					Year
			Three Months Ended				Ended	Three Months Ended				Ended
		31-Dec-11
Region	Division	Sq Feet	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	2011	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010

Eastern	Mideast	1,441	$3,476	$3,840	$3,573	$4,139	$15,028	$4,031	$4,390	$5,551	$4,931	$18,903

Midwest	East North Central	792	1,586	1,057	1,116	1,691	5,450	1,103	1,574	1,184	1,123	4,984
	West North Central	1,102	2,405	2,909	3,010	2,887	11,211	2,034	2,000	2,991	3,028	10,053
		1,894	3,991	3,966	4,126	4,578	16,661	3,137	3,574	4,175	4,151	15,037

South	Southeast	600	2,068	2,023	2,027	1,893	8,011	2,307	2,251	2,285	1,917	8,760
	Southwest	2,028	3,747	4,907	5,399	6,189	20,242	4,234	4,238	3,597	3,564	15,633
		2,628	5,815	6,930	7,426	8,082	28,252	6,541	6,489	5,882	5,481	24,393

West	Mountain	790	922	1,311	1,144	1,619	4,996	3,254	2,212	810	894	7,170
	Pacific	299	518	523	518	530	2,089	443	491	498	480	1,912
		1,089	1,440	1,834	1,662	2,149	7,085	3,697	2,703	1,308	1,374	9,082

Total		7,052	$14,722	$16,570	$16,787	$18,948	$67,026	$17,406	$17,156	$16,916	$15,937	$67,415

Property NOI GAAP*

							Year					Year
			Three Months Ended				Ended	Three Months Ended				Ended
		31-Dec-11
Region	Division	Sq Feet	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	2011	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010

Eastern	Mideast	1,441	$4,007	$4,486	$4,427	$5,157	$18,077	$4,666	$5,002	$5,992	$5,362	$21,022

Midwest	East North Central	792	1,552	1,027	1,164	2,017	5,760	1,110	1,602	1,210	1,166	5,088
	West North Central	1,102	2,886	2,986	3,040	2,935	11,847	2,164	2,106	3,136	3,135	10,541
		1,894	4,438	4,013	4,204	4,952	17,607	3,274	3,708	4,346	4,301	15,629

South	Southeast	600	1,572	2,093	2,117	1,988	7,770	2,356	2,355	2,359	2,033	9,103
	Southwest	2,028	4,629	6,558	6,173	6,777	24,137	4,404	4,395	3,797	3,778	16,374
		2,628	6,201	8,651	8,290	8,765	31,907	6,760	6,750	6,156	5,811	25,477

West	Mountain	790	1,162	1,715	1,494	1,927	6,298	3,229	2,502	1,100	1,231	8,062
	Pacific	299	555	577	600	621	2,353	497	533	524	513	2,067
		1,089	1,717	2,292	2,094	2,548	8,651	3,726	3,035	1,624	1,744	10,129

Total		7,052	$16,363	$19,442	$19,015	$21,422	$76,242	$18,426	$18,495	$18,118	$17,218	$72,257

*See page 31 for a reconciliation and definition of Net Income to Property NOI cash and Property NOI GAAP.

December 31, 2011	13

Capital Analysis (in thousands, except per share amounts)

	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10
Market Data:
Shares Outstanding	81,437	81,437	82,937	82,937	79,681	79,681	79,837	81,437
Closing market price per share	$14.07	$12.91	$11.31	$9.95	$14.43	$11.81	$12.42	$14.25
Market capitalization	$1,145,824	$1,051,357	$938,022	$825,227	$1,149,793	$941,029	$991,581	$1,160,483
Total Debt	404,000	345,000	375,000	449,000	194,968	237,968	242,968	$284,118
Total Market Capitalization	$1,549,824	$1,396,357	$1,313,022	$1,274,227	$1,344,761	$1,178,997	$1,234,549	$1,444,601

Dividend Data:
Total dividends paid	$15,473	$15,473	$15,473	$15,758	$15,139	$15,139	$15,139	$15,169
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	95%	76%	95%	86%	90%	90%	95%	86%

Liquidity:
Cash and cash equivalents	$49,488	$28,881	$44,047	$23,813	$22,815	$21,487	$20,554	$68,213
Revolving credit facilities:
Gross potential available under current credit facilities	500,000	600,000	600,000	600,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(404,000)	(345,000)	(375,000)	(449,000)	(119,968)	(162,968)	(167,968)	(209,968)
Total Liquidity	$145,488	$283,881	$269,047	$174,813	$152,847	$108,519	$102,586	$108,245

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

December 31, 2011	14

Portfolio Overview

Property by Form of FSP Participation

	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Owned portfolio of commercial real estate:
Number of properties (1)	36	35	34	35	33	33	33	32
Square feet	7,052,068	6,929,891	6,747,815	6,845,176	6,422,357	6,417,299	6,418,835	5,942,299
Leased percentage	89%	88%	87%	88%	86%	82%	85%	85%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3	3	3	3
Square feet	2,001,542	1,998,575	1,996,457	1,995,932	1,995,913	1,998,519	1,998,519	1,995,041
Leased percentage	87%	83%	82%	85%	77%	76%	77%	78%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	13	12	11	11	11
Square feet *	3,322,639	3,322,638	3,322,569	3,325,694	2,915,896	2,702,287	2,406,370	2,406,370
Leased percentage*	80%	80%	79%	79%	75%	73%	76%	76%

Total owned, investments and managed properties:
Number of properties	52	51	50	51	48	47	47	46
Square feet *	12,376,249	12,251,104	12,066,841	12,166,802	11,334,166	11,118,105	10,823,724	10,343,710
Leased percentage*	86%	85%	84%	85%	81%	79%	82%	82%

(1) Includes asset held for sale for 12/31/10 and prior periods

*Prior to September 30, 2010, excludes a property that completed construction on July 9, 2010 with approximately 295,891 square feet

December 31, 2011	15

Regional Analysis and Map

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Emperor Boulevard	Durham	NC	East	259,531
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Innsbrook	Glen Allen	VA	East	298,456
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
909 Davis	Evanston	IL	MidWest	195,245
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	472,616
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Legacy Tennyson Center	Plano	TX	South	202,600
One Legacy Circle	Plano	TX	South	214,110
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
East Renner Road	Richardson	TX	South	122,300
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,405
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				7,052,068

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	264,857
303 East Wacker Drive	Chicago	IL	MidWest	844,953
Monument Circle	Indianapolis	IN	MidWest	213,609
505 Waterford	Plymouth	MN	MidWest	256,417
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	535,717
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Union Centre	West Chester	OH	MidWest	409,798
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,797
Phoenix Tower	Houston	TX	South	620,872
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				5,324,181

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	31-Dec-11	31-Dec-11

Mideast Division	8	1,441,088	20.4%	$ 224,621	88.2%
East Region Total	8	1,441,088	20.4%	224,621	88.2%
East North Central Division	4	791,849	11.2%	100,186	80.6%
West North Central	5	1,102,385	15.7%	106,251	95.3%
Midwest Region Total	9	1,894,234	26.9%	206,437	89.1%
Southeast	2	599,886	8.5%	118,546	93.1%
Southwest	10	2,027,979	28.8%	295,264	92.9%
South Region Total	12	2,627,865	37.3%	413,810	92.9%
Mountain	4	789,632	11.2%	125,615	78.6%
Pacific	3	299,249	4.2%	35,738	79.3%
West Region Total	7	1,088,881	15.4%	161,353	78.8%

Grand Total	36	7,052,068	100.0%	$ 1,006,221	88.7%

(a) NBV is for real estate assets, excluding intangibles

December 31, 2011	16

Owned Property List (in thousands)

					NBV (1)	% Leased
Division	Name	City	State	S.F.	31-Dec-11	31-Dec-11

Pacific	Hillview Center	Milpitas	CA	36	$ 4,101	100.0%
Pacific	Montague	San Jose	CA	146	17,401	100.0%
Mountain	380 Interlocken	Broomfield	CO	240	41,870	85.1%
Mountain	390 Interlocken	Broomfield	CO	242	41,828	93.4%
Mountain	Centennial Technology Center	Colorado Springs	CO	110	11,046	85.4%
Mountain	Greenwood Plaza	Englewood	CO	197	30,871	48.9%
Southeast	Blue Lagoon Drive	Miami	FL	213	46,919	100.0%
Southeast	One Overton Place	Atlanta	GA	387	71,628	89.3%
East North Central	Northwest Point	Elk Grove Village	IL	177	27,499	100.0%
East North Central	909 Davis	Evanston	IL	195	23,023	94.8%
East North Central	River Crossing	Indianapolis	IN	205	34,668	93.5%
Mideast	East Baltimore	Baltimore	MD	325	54,344	55.7%
East North Central	Southfield Centre	Southfield	MI	215	14,995	39.2%
West North Central	Eden Bluff	Eden Prairie	MN	153	14,120	100.0%
West North Central	121 South 8th Street	Minneapolis	MN	473	24,054	93.6%
West North Central	Timberlake	Chesterfield	MO	233	33,988	97.7%
West North Central	Timberlake East	Chesterfield	MO	116	17,275	85.9%
West North Central	Lakeside Crossing	Maryland Heights	MO	128	16,814	100.0%
Mideast	Park Seneca	Charlotte	NC	110	7,364	80.6%
Mideast	Forest Park	Charlotte	NC	62	6,058	100.0%
Mideast	Emperor Boulevard	Durham	NC	259	55,319	100.0%
Southwest	Addison Circle	Addison	TX	294	46,522	95.8%
Southwest	Liberty Plaza	Addison	TX	219	24,222	77.9%
Southwest	Park Ten	Houston	TX	156	18,750	81.2%
Southwest	Eldridge Green	Houston	TX	248	42,356	100.0%
Southwest	Park Ten Phase II	Houston	TX	157	30,194	100.0%
Southwest	Willow Bend Office Center	Plano	TX	117	18,618	83.1%
Southwest	Legacy Tennyson Center	Plano	TX	203	24,660	100.0%
Southwest	One Legacy Circle	Plano	TX	214	39,341	100.0%
Southwest	Collins Crossing	Richardson	TX	299	42,628	88.4%
Southwest	East Renner Road	Richardson	TX	122	7,973	100.0%
Mideast	Meadow Point	Chantilly	VA	139	22,935	100.0%
Mideast	Stonecroft	Chantilly	VA	111	18,950	100.0%
Mideast	Loudoun Tech Center	Dulles	VA	136	17,077	100.0%
Mideast	Innsbrook	Glen Allen	VA	298	42,575	98.3%
Pacific	Federal Way	Federal Way	WA	117	14,235	47.0%
				7,052	$ 1,006,221	88.7%

(1) NBV is for real estate assets, excluding intangibles

December 31, 2011	17

Properties with Annualized Rent per Square Foot

						Percentage	Annualized Rent	Average
			Year Built			Leased as of	as of	Annualized
			or	Net Rentable	Leased	December 31,	December 31,	Rent per Leased
Property Name	City	State	Renovated	Square Feet	Sq. Ft.	2011 (a)	2011 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	1969	109,550	88,262	80.6%	$ 1,360,747	$ 15.42
Forest Park	Charlotte	NC	1999	62,212	62,212	100.0%	768,213	12.35
Meadow Point	Chantilly	VA	1999	138,537	138,537	100.0%	3,522,057	25.42
Innsbrook	Glen Allen	VA	1999	298,456	293,410	98.3%	547,029	1.86
East Baltimore	Baltimore	MD	1989	325,445	181,298	55.7%	4,645,204	25.62
Loudoun Tech Center	Dulles	VA	1999	135,888	135,888	100.0%	1,788,430	13.16
Stonecroft	Chantilly	VA	2008	111,469	111,469	100.0%	4,035,422	36.20
Emperor Boulevard	Durham	NC	2009	259,531	259,531	100.0%	8,190,181	31.56
East total				1,441,088	1,270,607	88.2%	24,857,283	19.56
Southfield Centre	Southfield	MI	1977	214,697	84,205	39.2%	848,349	10.07
Northwest Point	Elk Grove Village	IL	1999	176,848	176,848	100.0%	3,511,335	19.86
909 Davis Street	Evanston	IL	2002	195,245	185,125	94.8%	7,004,667	37.84
River Crossing	Indianapolis	IN	1998	205,059	191,769	93.5%	3,478,521	18.14
Timberlake	Chesterfield	MO	1999	232,766	227,292	97.7%	4,378,988	19.27
Timberlake East	Chesterfield	MO	2000	116,197	99,801	85.9%	2,438,149	24.43
Lakeside Crossing	Sl. Louis	MO	2008	127,778	127,778	100.0%	3,153,561	24.68
Eden Bluff	Eden Praire	MN	2006	153,028	153,028	100.0%	3,984,757	26.04
121 South 8th Street	Minneapolis	MN	1974	472,616	442,228	93.6%	6,700,367	15.15
Midwest total				1,894,234	1,688,074	89.1%	35,498,694	21.03
Blue Lagoon Drive	Miami	FL	2002	212,619	212,619	100.0%	4,440,795	20.89
One Overton Place	Atlanta	GA	2002	387,267	345,733	89.3%	6,492,646	18.78
Willow Bend Office Center	Plano	TX	1999	116,622	96,912	83.1%	1,160,781	11.98
Park Ten	Houston	TX	1999	155,715	126,391	81.2%	2,649,747	20.96
Addison Circle	Addison	TX	1999	293,787	281,503	95.8%	6,851,358	24.34
Collins Crossing	Richardson	TX	1999	298,766	264,010	88.4%	5,896,461	22.33
Eldridge Green	Houston	TX	1999	248,399	248,399	100.0%	7,150,326	28.79
Park Ten Phase II	Houston	TX	2006	156,746	156,746	100.0%	4,199,249	26.79
Liberty Plaza	Addison	TX	1985	218,934	170,549	77.9%	2,721,512	15.96
Legacy Tennyson Center	Plano	TX	1999/2008	202,600	202,600	100.0%	3,440,040	16.98
One Legacy Circle	Plano	TX	2008	214,110	214,110	100.0%	5,987,580	27.96
East Renner Road	Richardson	TX	1999	122,300	122,300	100.0%	958,812	7.84
South Total				2,627,865	2,441,872	92.9%	51,949,307	21.27
Centennial Technology Center	Colorado Springs	CO	1999	110,405	94,296	85.4%	1,291,880	13.70
380 Interlocken	Broomfield	CO	2000	240,184	204,347	85.1%	5,533,635	27.08
Greenwood Plaza	Englewood	CO	2000	197,527	96,518	48.9%	385,199	3.99
390 Interlocken	Broomfield	CO	2002	241,516	225,576	93.4%	6,257,808	27.74
Hillview Center	Milpitas	CA	1984	36,288	36,288	100.0%	538,494	14.84
Federal Way	Federal Way	WA	1982	117,010	54,965	47.0%	712,107	12.96
Montague Business Center	San Jose	CA	1982	145,951	145,951	100.0%	1,787,393	12.25
West Total				1,088,881	857,941	78.8%	16,506,516	19.24

Grand Total				7,052,068	6,258,494	88.7%	$ 128,811,800	$ 20.58

(a) Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.

(b) Represents gross rental charges for the month of December 2011 (including month-to-month leases) multiplied by 12, which can result in unusual per square foot amounts calculated when there are free rent periods (usually with new leases).

(c) Represents the annualized rent as of December 2011 divided by leased square feet.

December 31, 2011	18

Owned Property Capital Expenditures (in thousands)

					Year
	For the Three Months Ended				Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Tenant improvements	$2,506	$3,215	$5,092	$8,219	$19,032
Deferred leasing costs	2,819	2,567	1,324	1,348	8,058
Building improvements	449	876	754	747	2,826
Total	$5,774	$6,658	$7,170	$10,314	$29,916

					Year
	For the Three Months Ended				Ended
	31-Mar-10	30-Jun-10	29-Sep-10	31-Dec-10	31-Dec-10
Tenant improvements	$1,305	$935	$3,634	$1,126	$7,000
Deferred leasing costs	5,566	1,519	808	2,622	10,515
Building improvements	380	498	671	1,053	2,602
Total	$7,251	$2,952	$5,113	$4,801	$20,117

					Year
	For the Three Months Ended				Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	162	1,395	645	457	2,659
Building improvements	466	116	265	619	1,466
Total	$2,001	$2,423	$1,841	$2,604	$8,869

					Year
	For the Three Months Ended				Ended
	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08
Tenant improvements	$2,337	$560	$1,667	$823	$5,387
Deferred leasing costs	817	1,313	305	919	3,354
Building improvements	197	372	740	419	1,728
Total	$3,351	$2,245	$2,712	$2,161	$10,469

December 31, 2011	19

20 Largest Tenants with Annualized Rent and Remaining Term at December 31, 2011

			Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (1)	Aggregate
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent
1	TCF National Bank	2	48	267,470	3.79%	$ 2,883,511	2.24%
2	Quintiles Transnational Corporation	1	87	259,531	3.68%	8,143,405	6.32%
3	CITGO Petroleum Corporation	1	122	248,399	3.52%	7,150,326	5.55%
4	Burger King Corporation	1	81	212,619	3.01%	4,440,795	3.45%
5	Denbury Onshore, LLC	2	55	202,600	2.87%	3,440,040	2.67%
6	RGA Reinsurance Company	2	36	185,501	2.63%	3,870,017	3.00%
7	SunTrust Bank	2	58, 117	182,888	2.59%	1,425,370	1.11%
8	Citicorp Credit Services, Inc	1	60	176,848	2.51%	3,511,335	2.73%
9	C.H. Robinson Worldwide, Inc	1	114	153,028	2.17%	3,984,757	3.09%
10	Houghton Mifflin Company	1	63	150,050	2.13%	5,561,713	4.32%
11	Murphy Exploration & Production Company	1	64	144,677	2.05%	3,914,253	3.04%
12	Giesecke & Devrient America, Inc.	1	38	135,888	1.93%	1,788,430	1.39%
13	Monsanto Company	1	37	127,778	1.81%	3,153,561	2.45%
14	Vail Holdings, Inc. (a)	1	87, 135	125,632	1.78%	3,449,296	2.68%
15	AT&T Services, Inc.	1	79	122,300	1.73%	958,812	0.74%
16	Argo Data Resource Corporation (b)	1	77	111,687	1.58%	2,735,492	2.12%
17	Northrop Grumman Systems Corporation	1	76	111,469	1.58%	4,035,422	3.13%
18	Alliance Data Systems	1	101, 114	96,749	1.37%	2,437,686	1.89%
19	Federal National Mortgage Association	1	20	92,358	1.31%	1,847,160	1.43%
20	Amdocs, Inc. (c)	1	5, 60	91,928	1.30%	1,746,632	1.36%
				3,199,400	45.37%	$ 70,478,013	54.71%

(1) Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at December 31, 2011 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(a ) Vail Holdings temporarily leases 3,400 sf to expire 12/31/11

(b ) Argo Data temporarily leases 1,697 sf to expire 12/31/11

(c ) Amdocs, Inc provided notice to contract by 10,388 sf as of 5/31/12

December 31, 2011	20

Tenant Analysis – 20 Largest Tenants Industry Profile (as a % of square feet at December 31, 2011)

December 31, 2011	21

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2012	287,371	4.1%
2013	444,965	6.3%
2014	425,504	6.0%
2015	796,239	11.3%
2016	922,543	13.1%
2017	721,307	10.2%
2018	653,126	9.3%
2019	637,782	9.0%
2020	163,844	2.3%
2021	590,748	8.4%
2022	475,730	6.7%
2023	139,335	2.0%
Vacant	793,574	11.3%

Total	7,052,068	100.0%

December 31, 2011	22

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
December 31,	Year	Leases	Leases (a)	Leases	Leases
2012	113 (b)	287,371	$ 5,781,298	$ 20.12	4.49%
2013	48	444,965	9,995,449	22.46	7.76%
2014	41	425,504	7,840,983	18.43	6.09%
2015	36	796,239	16,572,611	20.81	12.87%
2016	34	922,543	16,428,461	17.81	12.75%
2017	23	721,307	17,625,312	24.44	13.68%
2018	12	653,126	14,670,172	22.46	11.39%
2019	12	637,782	15,202,536	23.84	11.80%
2020 and thereafter	31	1,369,657	24,694,977	18.03	19.17%
	350	6,258,494	$128,811,800	$ 20.58	100.00%
Vacancies as of 12/31/11		793,574
Total Portfolio Square Footage		7,052,068

(a) Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at December 31, 2011 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 42 Month to Month leases with 22,417 of rentable square feet and annualized rent of $14.09 per square foot.

December 31, 2011	23

Percentage of Leased Space by Property

					First		Second		Third		Fourth
				% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter
			Square	as of	Average %	as of	Average %	as of	Average %	as of	Average %
	Property Name	Location	Feet	31-Mar-11	Leased (2)	30-Jun-11	Leased (2)	30-Sep-11	Leased (2)	31-Dec-11	Leased (2)

1	PARK SENECA	Charlotte, NC	109,550	78.5%	78.5%	80.1%	79.1%	80.9%	80.5%	80.6%	80.6%
2	HILLVIEW CENTER	Milpitas, CA	36,288	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
3	SOUTHFIELD	Southfield, MI	214,697	61.1%	61.0%	39.2%	41.7%	39.2%	39.2%	39.2%	39.2%
4	FOREST PARK	Charlotte, NC	62,212	77.5%	77.5%	100.0%	85.0%	100.0%	100.0%	100.0%	100.0%
5	CENTENNIAL	Colorado Springs, CO	110,405	66.9%	66.9%	66.9%	66.9%	66.9%	66.9%	85.4%	73.0%
6	MEADOW POINT	Chantilly, VA	138,537	100.0%	98.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
7	TIMBERLAKE	Chesterfield, MO	232,766	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%
8	FEDERAL WAY	Federal Way, WA	117,010	42.0%	38.5%	42.0%	42.0%	42.0%	42.0%	47.0%	44.3%
9	NORTHWEST POINT	Elk Grove Village, IL	176,848	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10	TIMBERLAKE EAST	Chesterfield, MO	116,197	100.0%	100.0%	100.0%	100.0%	85.9%	90.6%	85.9%	85.9%
11	PARK TEN	Houston, TX	155,715	98.8%	95.4%	98.8%	98.8%	98.8%	98.8%	81.2%	81.2%
12	MONTAGUE	San Jose, CA	145,951	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
13	ADDISON	Addison, TX	293,787	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%
14	COLLINS CROSSING	Richardson, TX	298,766	79.1%	79.1%	79.7%	79.3%	88.4%	88.4%	88.4%	88.4%
15	GREENWOOD PLAZA	Englewood, CO	197,527	60.1%	60.1%	54.3%	58.2%	54.3%	54.3%	48.9%	48.4%
16	RIVER CROSSING	Indianapolis, IN	205,059	93.8%	93.8%	93.5%	93.4%	93.5%	93.5%	93.5%	93.5%
17	LIBERTY PLAZA	Addison, TX	218,934	75.6%	74.3%	75.6%	75.6%	68.6%	68.0%	77.9%	74.8%
18	INNSBROOK	Glen Allen, VA	298,456	60.8%	61.0%	63.7%	67.3%	86.8%	78.8%	98.3%	90.7%
19	380 INTERLOCKEN	Broomfield, CO	240,184	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%
20	BLUE LAGOON	Miami, FLA	212,619	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
21	ELDRIDGE GREEN	Houston, TX	248,399	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
22	WILLOW BEND	Plano, TX	116,622	67.0%	63.2%	83.1%	76.8%	83.1%	83.1%	83.1%	83.1%
23	ONE OVERTON PARK	Atlanta, GA	387,267	92.4%	92.4%	91.1%	91.5%	90.4%	90.6%	89.3%	90.0%
24	390 INTERLOCKEN	Broomfield, CO	241,516	95.9%	95.9%	95.9%	95.9%	96.6%	96.9%	93.4%	94.3%
25	EAST BALTIMORE	Baltimore, MD	325,445	84.5%	84.3%	55.7%	55.5%	55.7%	55.7%	55.7%	55.7%
26	PARK TEN PHASE II	Houston, TX	156,746	100.0%	99.1%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
27	LAKESIDE CROSSING I	Maryland Heights, MO	127,778	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
28	LOUDOUN TECH	Dulles, VA	135,888	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
29	4807 STONECROFT	Chantilly, VA	111,469	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
30	EDEN BLUFF	Eden Prairie, MN	153,028	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
31	121 SOUTH EIGHTH ST	Minneapolis, MN	472,616	92.2%	92.2%	92.5%	92.1%	93.6%	93.1%	93.6%	93.6%
32	EMPEROR BOULEVARD	Durham, NC	259,531	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
33	LEGACY TENNYSON CTR	Plano, TX	202,600	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
34	ONE LEGACY	Plano, TX	214,110	89.7%	89.7%	100.0%	94.6%	100.0%	100.0%	100.0%	100.0%
35	909 DAVIS	Evanston, IL	195,245	n/a	n/a	n/a	n/a	94.8%	94.8%	94.8%	94.8%
36	1410 EAST RENNER	Richardson, TX	122,300	n/a	n/a	n/a	n/a	n/a	n/a	100.0%	100.0%

	TOTAL WEIGHTED AVERAGE (3)		7,052,068	88.4%	87.4%	86.9%	86.9%	88.1%	87.7%	88.7%	88.1%

(1) % Leased as of month's end includes all leases that expire on the last day of the quarter.

(2) Average quarterly percentage is the average of the end of the month leased percentage for each of the 3 months during the quarter.

(3) First & Second Quarter Totals include Bollman Place (98,745 sf) located Maryland, which sold in June.

December 31, 2011	24

Capital Recycling ($ in thousands)

Recent Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price

2011
Emperor Boulevard	NC/East	Office	259,531	3/4/11	$ 75,800
Legacy Tennyson Center	TX/South	Office	202,600	3/10/11	37,000
One Legacy Circle	TX/South	Office	214,110	3/24/11	52,983
909 Davis	IL/Midwest	Office	195,245	9/30/11	37,062
East Renner Road	TX/South	Office	122,300	10/6/11	11,282

2010
121 South 8th Street	MN/Midwest	Office	474,646	6/29/10	39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

Recent Dispositions:
					Net Sales	Gain (Loss)
	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
2011
Fairview	VA/East	Office	252,613	1/21/11	$ 89,382	$ 19,592
Bolman	MD/East	Industrial	98,745	6/24/11	7,408	2,346

2007
Piedmont Center	SC/East	Office	144,029	1/31/07	5,830	(4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

December 31, 2011	25

Investment Banking Performance

In December 2011, we discontinued our investment banking segment from which Gross Syndication Proceeds (or “GSP”) were achieved and we earned fees primarily based on a percentage of GSP. Our investment banking segment generated brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities. We refer to these entities which are organized as corporations and operated in a manner intended to qualify as REITs, as Sponsored REITs. On December 15, 2011, we announced that our broker/dealer subsidiary, FSP Investments LLC, would no longer sponsor the syndication of shares of preferred stock in newly-formed Sponsored REITs.

December 31, 2011	26

FFO and FFO+GOS Reconciliations (in thousands, except per share amounts)

	For the three months ended:												For the year ended:
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2011	2010	2009

Net income	$24,767	$10,381	$3,314	$5,062	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,942	$8,257	$43,524	$22,093	$27,872
(Gain) Loss on sale of assets	(19,593)	(2,346)	—	—	—	—	—	—	—	—	—	(424)	(21,939)	—	(424)
GAAP income from non-consolidated REITs	(1,773)	(1,166)	(573)	(978)	(253)	(380)	(404)	(153)	(792)	(443)	(476)	(301)	(4,490)	(1,190)	(2,012)
Distributions from non-consolidated REITs	1,767	1,215	1,104	970	1,407	1,324	1,192	1,247	1,615	1,523	1,119	1,371	5,056	5,170	5,628
Acquisition costs	269	9	185	157	—	129	(4)	—	—	248	391	4	620	125	643
Depreciation & amortization	10,812	12,047	12,332	13,248	9,934	9,675	10,510	10,605	8,707	11,216	9,561	10,168	48,439	40,724	39,652
Funds From Operations (FFO)	16,249	20,140	16,362	18,459	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075	71,210	66,922	71,359
Plus gains on sales of assets (GOS)	19,592	2,346	—	—	—	—	—	—	—	—	—	424	—	—	424
FFO+GOS (Total Profits)	$35,841	$22,486	$16,362	$18,459	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499	$71,210	$66,922	$71,783

Per Share Data:
EPS	$0.30	$0.13	$0.04	$0.06	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10	$0.55	$0.28	$0.38
FFO	0.20	0.25	0.20	0.23	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.89	0.84	0.98
GOS	0.24	0.03	—	—	—	—	—	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.28	0.20	0.23	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.89	0.84	0.98

Weighted Average Shares (basic and diluted)	81,437	81,437	81,600	81,600	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681	79,826	79,826	73,001

December 31, 2011	27

FFO and FFO+GOS Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures, including Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”), because management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs. The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), nor as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define these terms in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2011	28

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	For the three months ended:
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$24,767	$10,381	$3,314	$5,062	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258
(Gain) Loss on sale of assets	(19,593)	(2,346)	—	—	—	—	—	—	—	—	—	(424)
GAAP income from non-consolidated REITs	(1,773)	(1,166)	(573)	(978)	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)
Distributions from non-consolidated REITs	1,767	1,215	1,104	970	1,407	1,324	1,192	1,247	1,615	1,522	1,119	1,371
Acquisition costs	269	9	185	157	—	129	(4)	—	—	248	391	4
Depreciation & amortization	10,812	12,047	12,332	13,248	9,934	9,675	10,510	10,605	8,707	11,217	9,561	10,167
Funds From Operations (FFO)	16,249	20,140	16,362	18,459	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Plus gains on sales of assets (GOS)	19,592	2,346	—	—	—	—	—	—	—	—	—	424
FFO+GOS (Total Profits)	$35,841	$22,486	$16,362	$18,459	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499

Funds Available for Distribution:
Funds From Operations (FFO)	16,249	20,140	16,362	18,459	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Straight-line rent	(2,303)	(2,873)	(2,228)	(2,474)	(1,018)	(740)	(1,203)	(1,288)	(374)	(69)	(405)	(1,030)
Capital expenditures	(449)	(876)	(754)	(747)	(380)	(498)	(671)	(1,053)	(466)	(115)	(265)	(619)
Funds Available for Distribution (FAD)	$13,497	$16,391	$13,380	$15,238	$15,252	$15,464	$14,177	$15,178	$16,498	$17,225	$16,867	$17,426

Per Share Data:
EPS	$0.30	$0.13	$0.04	$0.06	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10
FFO	0.20	0.25	0.20	0.22	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
GOS	0.24	0.03	—	—	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.28	0.20	0.22	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
FAD	0.17	0.20	0.16	0.18	0.19	0.19	0.18	0.19	0.23	0.24	0.24	0.22

Weighted Average Shares (basic and diluted)	81,437	81,437	81,600	82,937	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2011	29

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

	For the three months ended:				Year Ended	For the three months ended:				Year Ended	For the three months ended:				Year Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Net income	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,941	$8,258	$27,872
Interest expense	2,408	3,578	3,419	3,261	12,666	1,652	1,735	1,892	2,004	7,283	1,577	1,599	1,744	1,650	6,570
Depreciation and amortization	10,812	12,047	12,332	13,248	48,439	9,934	9,675	10,510	10,605	40,724	8,707	11,216	9,561	10,167	39,651
Income taxes	50	68	67	82	267	(68)	5	(37)	317	217	(299)	(75)	(270)	65	(579)
EBITDA	38,037	26,074	19,132	21,653	104,896	17,080	17,369	17,122	18,746	70,317	17,793	17,605	17,976	20,140	73,514

Interest expense	$2,408	$3,578	$3,419	$3,261	$12,666	$1,652	$1,735	$1,892	$2,004	$7,283	$1,577	$1,599	$1,744	$1,650	$6,570
Scheduled principal payments (1)	—	—	—	—	—	—	—	—	150	150	—	—	—	—	—
Interest and scheduled principal payments	$2,408	$3,578	$3,419	$3,261	$12,666	$1,652	$1,735	$1,892	$2,154	$7,433	$1,577	$1,599	$1,744	$1,650	$6,570

Interest coverage ratio	15.80	7.29	5.60	6.64	8.28	10.34	10.01	9.05	9.35	9.65	11.28	11.01	10.31	12.21	11.19

Debt service coverage ratio	15.80	7.29	5.60	6.64	8.28	10.34	10.01	9.05	8.70	9.46	11.28	11.01	10.31	12.21	11.19

(1) Scheduled principal payments exclude repayment of our Term Loan on February 22, 2011 in its entirety.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

December 31, 2011	30

Reconciliation of Net Income to Property NOI: Cash & GAAP Basis and Definition (in thousands)

	Three Months Ended				2011	Three months ended				2010
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	Total	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Total

Net Income	$24,767	$10,381	$3,314	$5,062	$43,524	$5,562	$5,954	$4,757	$5,820	$22,093
Add (deduct):
Investment banking segment net loss (income)	(160)	(3,274)	139	(132)	(3,427)	479	(263)	401	(1,352)	(735)
Gain on sale of assets	(19,592)	(2,346)	—	—	(21,938)	—	—	—	—	—
Management fees (before elimination)	(364)	(428)	(439)	(563)	(1,794)	(484)	(359)	(362)	(535)	(1,740)
Depreciation and Amortization	10,781	12,065	12,279	13,195	48,320	9,184	9,205	10,348	10,453	39,190
Amortization of favorable leases	(39)	(23)	(57)	72	(47)	716	432	96	119	1,363
Selling, general and administrative	1,644	1,602	1,656	2,011	6,913	1,447	1,854	1,400	1,698	6,399
Interest expense	2,408	3,578	3,419	3,260	12,665	1,652	1,736	1,892	2,003	7,283
Interest income	(600)	(910)	(790)	(810)	(3,110)	(338)	(374)	(431)	(491)	(1,634)
Equity in earnings of nonconsolidated REITs	(968)	(1,166)	(573)	(978)	(3,685)	(253)	(380)	(404)	(229)	(1,266)
Non-property specific income and expenses, net	(1,514)	(37)	67	305	(1,179)	461	690	421	(268)	1,304
GAAP Property NOI	16,363	19,442	19,015	21,422	76,242	18,426	18,495	18,118	17,218	72,257
Straight-line rent	(1,641)	(2,872)	(2,228)	(2,474)	(9,216)	(1,020)	(1,339)	(1,202)	(1,281)	(4,842)
Cash Property NOI	$14,722	$16,570	$16,787	$18,948	$67,026	$17,406	$17,156	$16,916	$15,937	$67,415

GAAP Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The Company also presents this on a cash basis (Cash Property NOI), which is GAAP Property NOI after eliminating the effects of straight-line rent. GAAP Property NOI and Cash Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2011	31

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com